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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003


                                 ______________

                               EDT LEARNING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                                               76-0545043
(STATE OR OTHER JURISDICTION                                  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                                     1-1372
                            (COMMISSION FILE NUMBER)

  2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA               85018
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ______________




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ITEM 9. REGULATION FD DISCLOSURE


During the course of EDT Learning's quarterly earnings conference call for its second fiscal quarter 2004 held on November 6, 2003, Dr. James M. Powers, Jr. Chairman, President and CEO of EDT Learning, Inc. made the following remarks:
"We expect substantial revenue growth in the next two quarters and if we hit our targets, we should be profitable for the fiscal year ending March 31, 2004."

This statement is a forward-looking statement in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 and concerns future events and future performance of EDT Learning that involves certain risks and uncertainties, and as such, actual results may differ materially from those projected in this forward-looking statement. Accordingly that statement reflects judgment as of the day made and that judgment may change subsequent to the presentation. The Company specifically disclaims any obligation to update the forward-looking information in the future. Additional information concerning the Company including risk factors can be found in the Company's filings with the Securities and Exchange Commission, particularly the Company's most recent filed Form 10-K and 10-Q that are available for free on the Company's web site www.edtlearning.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDT LEARNING, INC.


                                          By: /s/ Brian L. Berry
                                              ----------------------------------
                                              Vice President of Finance
Date:  November 7, 2003